UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cantor Equity Partners I, Inc.

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2026 (June 2, 2026)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.
333-295863	BSTR Holdings, Inc.	39-4168967
901 N Market St, Suite 100 Wilmington, DE 19801
Delaware
Telephone: 302-391-6692

333-295863-01	BSTR Newco, LLC	39-4210404
901 N Market St, Suite 100 Wilmington, DE 19801
Delaware
Telephone: 302-391-6692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Loan Agreement and Amendment No. 1 to the Loan Agreement

On March 15, 2026, BSTR Newco, LLC, a Delaware limited liability company (“BSTR”), as borrower, entered into a loan agreement (the “Loan Agreement”) with BSTR Holdings (Cayman), a Cayman Island exempted company (the “Lender”), as lender, pursuant to which the Lender agreed to lend BSTR a principal sum of $2,500,000. The proceeds of the loan are intended to be used by BSTR to pay (i) BSTR’s operating costs, fees and expenses (including the remuneration of employees) from January 1, 2026, (ii) certain transaction expenses relating to the pending business combination pursuant to the business combination agreement, dated as of July 16, 2025, by and among Cantor Equity Partners I, Inc., a Cayman Islands exempted company (“CEPO”), BSTR Holdings, Inc., a Delaware corporation (“Pubco”), BSTR, the Lender and the other parties named therein (as amended, restated, or otherwise modified from time to time, the “Business Combination Agreement”) and (iii) such other expenses as contemplated, permitted or required by the terms of the Business Combination Agreement, or as required in connection with the transactions contemplated under the Business Combination Agreement or by applicable law. The outstanding principal balance bears interest at a rate per annum equal to (a) the 90-day average Secured Overnight Financing Rate (SOFR), as published by the Federal Reserve Bank of New York for the month in which the loan is made, plus (b) 3.90%. Interest is payable annually beginning on the first anniversary of the Loan Agreement. The unpaid balance of the principal sum and all accrued and unpaid interest thereon is due and payable upon the earlier to occur of (i) the consummation of the transactions contemplated by the Business Combination Agreement, as may be amended from time to time, (ii) the dissolution of BSTR following a dissolution event under the Newco LLC Agreement, dated as of July 14, 2025, and (iii) the date that is two years from when the Loan Agreement was signed. BSTR may prepay the principal sum, in whole or in part, at any time without premium or penalty. As of March 31, 2026, the outstanding principal balance under the Loan Agreement was $2,500,000, and accrued interest payable was $8,306.

On June 2, 2026, BSTR and the Lender entered into Amendment No. 1 to the Loan Agreement (the “Amendment”), pursuant to which the principal sum under the Loan Agreement was increased by $1,100,000, from $2,500,000 to $3,600,000. Interest on the additional principal amount accrues at the same interest rate as the original Loan Agreement from the date of the Amendment and is payable in accordance with the terms of the Loan Agreement. Except as expressly amended by the Amendment, the terms of the Loan Agreement remain in full force and effect.

The foregoing description of the Loan Agreement and the Amendment is qualified in its entirety by reference to the full text of each agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in item 1.01 is incorporated by reference into this Item 2.03.

Additional Information and Where to Find It

Pubco and Newco filed a registration statement on Form S-4 (Registration No. 333-295863) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on June 5, 2026, in connection with the proposed business combination (the “Business Combination”) pursuant to the Business Combination Agreement. The Business Combination, together with the transactions contemplated under the Business Combination Agreement and the private placements entered into by Pubco and BSTR with certain private placement investors (the “Private Placement Investments”), are referred to herein as the “Transactions.” The Registration Statement includes the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus has been mailed to shareholders of CEPO as of the record date established for voting on the Business Combination and other matters described therein, such record date being June 5, 2026. This report on Form 8-K (this “Report”) does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT PUBCO, BSTR, CEPO AND THE TRANSACTIONS. Investors and security holders may obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Pubco, BSTR and CEPO, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Cantor Equity Partners I, Inc., 110 East 59th Street, New York, NY 10022; e-mail: CantorEquityPartners@cantor.com or upon written request to BSTR Holdings, Inc., 901 N Market St, Suite 100, Wilmington, DE 19801; e-mail: bstr@blockstreamcapitalpartners.com.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED PROPOSED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The convertible notes and shares of preferred stock to be issued by Pubco, the Class A ordinary shares to be issued by CEPO and the Class A interests to be issued by BSTR, in each case, pursuant to the Private Placement Investments, as well as the non-voting units of BSTR to be issued in exchange for the Class A interests of BSTR at the Closing of the Business Combination, pursuant to the Business Combination Agreement, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Participants in the Solicitation

Pubco, BSTR, CEPO and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of CEPO’s securities are, or will be, contained in CEPO’s filings with the SEC, including CEPO’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and in the Registration Statement. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies in connection with the Transactions, including the names and interests of Pubco’s and BSTR’s directors and executive officers, is set forth in the Proxy Statement/Prospectus. Investors and security holders may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

The information contained in this Report is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of Pubco, BSTR or CEPO, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the Transactions. Forward-looking statements include, but are not limited to, statements regarding CEPO, Pubco, BSTR and their respective management teams’ expectations, hopes, beliefs, intentions, plans, prospects, financial results, financial conditions, strategies and other statements relating to CEPO, Pubco, BSTR and the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions, the assets and funds held or to be received by BSTR or Pubco, Pubco’s plans and intended use of proceeds and of the sums under the Loan Agreement, future financial condition and performance and any expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts.

Forward-looking statements are based on information available as of the date of this Report, and current expectations, forecasts and assumptions and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the views of Pubco or BSTR as of any subsequent date. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the definitive Proxy Statement/Prospectus, filed by Pubco with the SEC on June 5, 2026, and other documents filed by Pubco, BSTR and CEPO from time to time with the SEC. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of Pubco, BSTR and CEPO presently know or that Pubco, BSTR or CEPO currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of Pubco, BSTR and CEPO assume any obligation or intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. None of Pubco, BSTR or CEPO give any assurance that any of Pubco, BSTR or CEPO will achieve its expectations. The inclusion of any statement in this Report does not constitute an admission by Pubco, BSTR or any other person that the events or circumstances described in such statement are material.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Loan Agreement, dated March 15, 2026, by and between BSTR Newco, LLC and BSTR Holdings (Cayman) (incorporated by reference to Exhibit 10.20 to Amendment No. 1 to the Company’s Registration Statement on Form S-4 filed with the SEC on May 29, 2026).
10.2	Amendment No. 1 to the Loan Agreement, dated June 2, 2026, by and between BSTR Newco, LLC and BSTR Holdings (Cayman).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSTR HOLDINGS, INC.

Date: June 8, 2026	By:	/s/ Adam Back
		Name:	Adam Back
		Title:	President and Secretary

BSTR NEWCO LLC

Date: June 8, 2026	By:	/s/ Adam Back
		Name:	Adam Back
		Title:	Chief Executive Officer

4